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                                                                    EXHIBIT 23.2

                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Unify Corporation on Form S-8 of our report dated May 18, 1999 appearing in the Annual Report on Form 10-K of Unify Corporation for the year ended April 30, 1999.

/s/ Deloitte & Touche LLP

Sacramento, California
December 15, 1999